BHILL Fund	BHILL Fund Managed Account Completion Shares BHILX Summary Prospectus April 1, 2025 www.bramshillfunds.com

Before you invest, you may want to review the BHILL Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 1, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.bramshillfunds.com. You can also get this information at no cost by calling 877-BRAMS18 or 877-272-6718 or by sending an e-mail request to info@bramshillfunds.com.
Investment Objective
The Fund seeks capital appreciation and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.41%
Acquired Fund Fees and Expenses[1]	0.59%
Total Annual Fund Operating Expenses After Expense Reimbursements	1.00%
Expense Reimbursements[2]	-0.41%
Total Annual Fund Operating Expenses	0.59%³
1 Based on estimated expenses for the current fiscal year.
2 The Fund’s investment advisor, Bramshill Investments, LLC (“Bramshill” or the “Advisor”), has contractually agreed to pay or reimburse all expenses of the Fund, except certain expenses, indefinitely. Excluded expenses include dividend expense., interest expense, acquired fund fees and expenses, and certain other Fund expenses listed in the expense limitation agreement, which may only be terminated by the Advisor with the consent of the Board of Trustees of Advisor Managed Portfolios (the “Board”).
3 The Fund is an investment option for certain “wrap-fee” programs or other separately managed account clients for which the Advisor receives compensation pursuant to separate management agreements. Wrap-fee program participants pay a “wrap-fee” to the sponsor of the program, which typically covers investment advice and transaction costs on trades executed with the sponsor or designated broker-dealers. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment advisor. The brochure is required to include information about the fees charged to you and, in case of a wrap-fee program, the fees paid by the sponsor to the Advisor. For additional information regarding separately managed account/wrap fees, please refer to the wrap brochure from the Advisor and/or your wrap-fee program sponsor.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts calculated in the Example would be the same even if the assumed investment was not redeemed at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement for the first year of each period). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$60	$234
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund generally invests in a mix of mutual funds, exchange-traded funds (“ETFs”), and closed-end funds that invest in domestic fixed income securities and may also make direct investments in such fixed income securities. From time to time, the Fund may maintain up to 100% of its assets in a single mutual fund, ETF, or closed-end fund. The Fund’s direct and indirect fixed income holdings may include investment-grade U.S. corporate bonds, asset-backed securities, mortgage-backed securities, high yield (i.e., junk bonds), preferred stocks, variable- and floating-rate instruments, municipal bonds, and U.S Treasuries. The Fund implements a tactical fixed income strategy that seeks to maximize total return across different types of fixed income products and, based on market conditions, may also hold cash and cash equivalents. The Fund’s investments are comprised of an actively managed portfolio of income-producing securities. The Fund may also invest up to 10% of its assets in securities of foreign issuers of U.S. dollar denominated fixed income securities. The Fund may invest up to 100% of its assets in high yield bonds (i.e., junk bonds), which are defined as corporate bonds rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality.
The Fund may invest in fixed-income securities of any duration, maturity or quality. Bramshill periodically shifts the portfolio’s duration opportunistically seeking to generate alpha in both falling and rising interest rate environments. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates were to rise by 1% the price of a fixed income security with a duration of 5 years would be expected to fall 5% and, if interest rates were to fall by 1%, the price of the security would be expected to rise by 5%. Maturity is the date on which a fixed-income security becomes due for payment of principal. In order to hedge certain risks, the Fund may invest in futures contracts, which are a type of derivative instrument. Floating rate instruments reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index (for example, the Treasury Note Constant Maturity Rate).
The Fund may engage in frequent and active trading as part of its principal investment strategies. The Fund is classified as non-diversified, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment Following is a summary of principal risks of investing in the Fund. The relative significance of each risk factor may change over time and you should review each factor carefully. These risks could affect the value of your investment:

Credit Risk
The risk that issuers of fixed income securities in which the Fund invests experience unanticipated financial problems causing their securities to decline in value. Changes in the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or may stop making such payments altogether.
Interest Rate Risk
When interest rates increase, fixed income securities generally will decline in value and, as a result, an increase in interest rates may result in a decrease in the value of debt securities held by the Fund. Conversely, as interest rates decrease, the prices of fixed income securities tend to increase. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.
Floating Rate Securities Risk
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as the Treasury Note Constant Maturity Rate. The absence of an active market for these securities could make it difficult for an owner to dispose of them if the issuer defaults.
ETF Risk
Because the Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV. An active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF. The Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs. An investment in an ETF is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear a proportionate share of any fees and expenses of the ETFs in which the Fund invests.
To the extent that all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. In turn, this could lead to differences between the market price of the ETF’s shares and the underlying value of its shares.
Investment-Grade Debt Securities Risk
Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.
U.S. Government Securities Risk
U.S. government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.

Asset-Backed Securities Risk
Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.
Mortgage-Backed Securities Risk
Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.
Corporate Loan Risk
The corporate loans, commonly referred to as bank loans, in which the Fund invests may be rated below investment grade. As a result, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities. There is a high risk that the Fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower. Direct investments in loans may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender.
Prepayment and Extension Risk
When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the owner may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the assets tied up in lower interest debt obligations.
Preferred Stock Risk
Preferred stocks in which the Fund may invest are sensitive to interest rate changes, generally decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time and credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Call Risk
During a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce income if the proceeds are reinvested at lower interest rates.
Other Investment Companies Risk
The Fund’s investments in other investment companies, including ETFs and closed-end funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios. In addition, if the Fund acquires shares of other investment companies, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund (including management and advisory fees) and, indirectly, the fees expenses of the other investment companies.
Closed-End Fund Risk
Shares of closed-end funds frequently trade at a price per share that is less than the net asset value (“NAV”) per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. Closed-end funds have lower levels of daily volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity. To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.
High Yield Securities Risk
Securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default, liquidation of the security, and changes in value based on public perception of the issuer.
Distressed or Defaulted Securities Risk
Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. Additional risks include the cost to protect the investment, and an investment could become worthless. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Management Risk
Management risk describes the Fund’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund. The Fund is subject to the risk that the manager’s selection of portfolio holdings suffer disproportionately by the poor performance of any one holding or that the Fund underperforms other funds with a similar investment objective.
Municipal Securities Risk
Investing in municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Fund invests could negatively impact the Fund.
Non-diversification risk.
The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for classification as a regulated investment company (“RIC”).
Derivatives Risk
The use of derivative instruments exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. The rule may not effectively limit the risk of loss from derivatives.
Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market and the resulting inability to close or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Leverage Risk. Derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value (“NAV”) of the Fund when employing leverage will be more volatile and sensitive to market movements.
Market Risk
Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors (for example, a global pandemic such as COVID-19, the large expansion of government deficits and debt, military conflicts, inflation, and/or recessions). These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Foreign Securities and Companies Risk
Foreign securities traded on U.S. exchanges and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.
Portfolio Turnover Risk
As a result of its active trading strategy, the Fund may incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, its advisor and/or its other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Performance
The Fund is new and, therefore, does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information will be available on the Fund’s website at www.bramshillfunds.com.
Management
Investment Advisor: Bramshill Investments, LLC is the Fund’s investment advisor.
Portfolio Managers:
Art DeGaetano and Derek Pines are the Senior Portfolio Managers jointly and primarily responsible for the day-to-day management of the Fund since inception in April 2025.

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased and held only by eligible investors. Eligible investors may purchase or redeem Fund shares on any business day by written request via mail to BHILL Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 877-BRAMS18 or 877-272-6718, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The minimum initial and subsequent investment may be modified for certain financial firms that submit orders on behalf of their customers.
Only the following purchasers are eligible to invest in, or own the Fund: (a) investment advisory clients of the Advisor, (b) participants in “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund or the Advisor that are advised by the Advisor, (c) clients of affiliated companies of the Advisor and (d) employees of the Advisor.
There is no minimum amount for initial investments and there is no minimum amount for additional investments. Your financial intermediary may impose different investment minimums. Please contact them for additional details.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.